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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 18, 1997

                           STERLING BANCSHARES, INC.
               (Exact name of registrant as specified in charter)

            Texas                             0-20750                          74-2175590
(State or other jurisdiction         (Commission File Number)                 (IRS employer
      of incorporation)                                                  identification number)


                 15000 Northwest Freeway, Houston, Texas 77040
                   (Address of  principal executive offices)

       Registrant's telephone number, including area code: (713) 466-8300

                                      N/A
         (Former name or former address, if changed since last report)

Item 7.              FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                     EXHIBITS

                     (b)      Pro Forma Financial Information.

                              On April 3, 1997, Sterling Bancshares, Inc. (the "Company") filed a Form 8-K (the "Form 8- K") relating to an Agreement and Plan of Merger (the "Merger Agreement") to acquire First Houston Bancshares, Inc. ("First Houston") and its wholly-owned subsidiary, Houston National Bank, in a stock-for-stock merger (the "Merger"). Certain financial statements and pro forma financial information were included under Item 7 to the Form 8-K. For purposes of amending
                              Exhibit 99.4 to the Form 8-K, attached to this Form 8-K/A is revised Exhibit 99.4 which replaces
                              Exhibit 99.4 to the Form 8-K. Exhibit 99.4 contains selected pro forma consolidated financial data that combine certain consolidated financial information of the Company and First Houston as if the Merger had occurred on January 1, 1994.






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                              The selected pro forma consolidated financial data
                              included as Exhibit 99.4 is not necessarily indicative of the consolidated financial position or results of future operations of the combined entity or of the actual results that would have been achieved had the Merger been consummated prior to the periods indicated. Moreover, the selected pro forma consolidated financial information has been prepared in reliance upon certain information prepared and furnished by First Houston and the Company does not assume and expressly disclaims any responsibility for the accuracy of any information relating to First Houston.

                     (c)      Exhibits:

                              Exhibit No.         Description
                              -----------         -----------
                              99.4                Selected pro forma
                                                  consolidated financial data
                                                  that combines certain
                                                  consolidated financial
                                                  information of the Company
                                                  and First Houston as if the
                                                  Merger had occurred on
                                                  January 1, 1994

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        STERLING BANCSHARES, INC.


Dated: April 7, 1997                    By:/s/ George Martinez
                                           --------------------------------
                                           George Martinez, Chairman




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